UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 11, 2004

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800,
Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Post Properties, Inc. (the “Company”), Post Apartment Homes, L.P. (“Post Apartment Homes”) and Post Services, Inc. entered into employment agreements dated October 11, 2004 with each of Martin Howle and Charles A. Konas.

     Mr. Howle’s employment agreement provides that he will serve as Post Apartment Homes’ Executive Vice President, Regional Investment Director. Mr. Howle’s initial base salary is $190,000. He also will be eligible to receive an annual bonus of $57,000 (subject to adjustment in future years) based on personal and corporate goals established by the Executive Compensation and Management Development Committee (the “Committee”), incentive compensation in the form of options to purchase shares of the Company’s common stock in an amount and at a price as determined by the Committee, an award of restricted stock and a target bonus under the Shareholder Value Plan. Mr. Howle’s employment agreement continues through October 11, 2005, but the term will extend for one additional year on each anniversary of the date of the agreement unless terminated by either Mr. Howle or the Company. Mr. Howle’s employment agreement also provides for certain benefits upon a change of control and participation in the Company’s employee benefit plans as well as various executive perquisites. Mr. Howle’s employment agreement is attached hereto as Exhibit 10.1.

     Mr. Konas’ employment agreement provides that he will serve as Post Apartment Homes’ Senior Vice President, Construction/Development. Mr. Konas’ initial base salary is $200,000. He also will be eligible to receive an annual bonus of $60,000 (subject to adjustment in future years) based on personal and corporate goals established by the Committee, incentive compensation in the form of options to purchase shares of the Company’s common stock in an amount and at a price as determined by the Committee, an award of restricted stock and a target bonus under the Shareholder Value Plan. Mr. Konas’ employment agreement continues through October 11, 2005, but the term will extend for one additional year on each anniversary of the date of the agreement unless terminated by either Mr. Konas or the Company. Mr. Konas’ employment agreement also provides for certain benefits upon a change of control and participation in the Company’s employee benefit plans as well as various executive perquisites. Mr. Konas’ employment agreement is attached hereto as Exhibit 10.2.

     The press release issued by the Company related to the employment of Mr. Howle and Mr. Konas is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Employment Agreement, dated as of October 11, 2004, by and among Martin Howle, Post Properties, Inc., Post Apartment Homes, L.P., and Post Services, Inc.

10.2	Employment Agreement, dated as of October 11, 2004, by and among Charles A. Konas, Post Properties, Inc., Post Apartment Homes, L.P., and Post Services, Inc.

99.1	Press Release of Post Properties, Inc., dated October 11, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: October 12, 2004	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
Date: October 12, 2004	By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement, dated as of October 11, 2004, by and among Martin Howle, Post Properties, Inc., Post Apartment Homes, L.P., and Post Services, Inc.

10.2	Employment Agreement, dated as of October 11, 2004, by and among Charles A. Konas, Post Properties, Inc., Post Apartment Homes, L.P., and Post Services, Inc.

99.1	Press Release of Post Properties, Inc., dated October 11, 2004